UNITED STATES BANKRUPTCY COURT
DISTRICT OF New Jersey

In re Princeton Video Image, Inc.

Case No. 03-27973 (KCF)
Reporting Period: September 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)		
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR-2		x
Balance Sheet	MOR-3		x
Status of Postpetition Taxes	MOR-4		x
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Postpetition Debts	MOR-4		x
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR-5		x
Debtor Questionnaire	MOR-5	x	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Princeton Video Image, Inc.
Signature of Debtor

Date

Signature of Joint Debtor

Date

[signature]
Signature of Authorized Individual*

9/Dec/03
Date

President
JAMES GREEN
Printed Name of Authorized Individual

President
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re Princeton Video Image, Inc.
Debtor

Case No. [illegible]
Reporting Period: Sept. 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	
+ Amounts billed during the period	
- Amounts collected during the period	
Total Accounts Receivable at the end of the reporting period	

Accounts Receivable Aging	Amount
0 - 30 days old	
31 - 60 days old	
61 - 90 days old	
91+ days old	
Total Accounts Receivable	
Amount considered uncollectible (Bad Debt)	
Accounts Receivable (Net)	

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	x	
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. n/a		

See attached document.

PRINCETON VIDEO IMAGE, INC.
CHAPTER 11 CASE NO. 03-27973-KCF

ATTACHMENT TO MONTHLY OPERATING REPORT
REPORTING PERIOD: SEPTEMBER 2003

Pursuant to a Court Order dated August 7, 2003, the Debtor sold substantially all of its assets, including its accounts receivable, to PVI Virtual Media Services, LLC on August 19, 2003. Following the closing on the sale, the Debtor ceased all operations and is in the process of closing all of its accounts.

On or about August 18 and August 21, 2003, approximately $223,049.41 was transferred to Fox Rothschild's trust account for the benefit of the Debtor. During September, disbursements totaling $2,428 were made from this account to Bowne of New York for services related to the Debtor's 8-K reports.

SHEET NO. ________ ACCOUNT NO. 6 1471. WW

RATING ________ NAME Princeton Video Image, Inc.

CREDIT LIMIT ________ ADDRESS Chapter 11

TERMS Non. Interest (PEG)

DATE	ITEMS	FOLIO	✓	DEBITS	CREDITS	BALANCE
9/12/03	Wire transfer rec'd - Princeton Video Image			317,077.80		317,077.80
9/22/03	Wire transfer rec'd - SAFRA National Bank of NY			1,913,411.61		2,230,489.41
9/22/03	Wire Out to First Industrial L.P.	wire			363,774.53	1,866,714.88
9/3/03	Bowne of NYC	6511			13,328.00	1,853,386.88
9/5/03	Bowne of NYC	6513			11,000.00	1,842,386.88
10/23/03	Fox Rothschild LLP	6542			182,358.29	1,660,028.59

UNAUDITED

Princeton Video Image
Fleet DIP General Account
Acct# 9420038735
G/L Acct # 1000-11-99

September 30, 2003

Balance per bank	9/30/2003	9,185.11
Outstanding Checks		(205.22)
Ending Balance per Analysis		8,989.89
Ending balance per general ledger	9/30/2003	8,989.89
difference		

O/S Cks at 8/31/03

Date	CK #	Amt	
8/17/2003	001050	205.22	Sonabend\Roberto
		205.22	

General Ledger Report

by Account Number

PVI-Debtor In Possession

Period End Range: 9/30/2003 Through 9/30/2003

Account Jrnl Batch No.	Type	Document No.	Description	Jnl	Apl Date	Sys IntCo	Subsid	Debt Amount	Credit Amount
1000-11-99-000000-000000 - Fleet DIP General									
Open Balance:	A				8/31/2003			7,766.82	
			Posted Starting Balance:			NET	7,766.82	7,766.82	0.0
Posted									
GJ-00111	A	GS	Children's Miracle deposit	GJ	9/1/2003	8			6,000.0
AR-00010	A	61304	Children Miracle Network	AR	9/3/2003	1		6,500.00	
AP-00203	A	FLT024	Vend-ADPR1Inv No-683046	AP	9/5/2003	2			164.6
AP-00208	A	FLT026	Vend-ADPR1Inv No-601870	AP	9/26/2003	2			50.0
AP-00209	A	001014	Vend-WOOD1Inv No-JUNE0	AP	9/30/2003	2		1,510.00	
AP-00209	A	001014	Vend-WOOD1Inv No-JUNE1	AP	9/30/2003	2		150.00	
GJ-00133	A	GS	Ceridian FSA Pmt	GJ	9/30/2003	8			202.9
GJ-00133	A	GS	Bank Service Fees	GJ	9/30/2003	8			18.9
			Account Total:			NET	8,989.89	15,426.82	6,436.9
			Defined Account Total:			NET	8,989.89	15,426.82	6,436.9
			Report Grand Total:			NET	8,989.89	15,426.82	6,436.9

Total Transactions Processed:

Defined/Posted:	6
Defined/Unposted	0
Undefined/Unpost	0

No Transactions Found

Submitted By: gsoltani

Selections

Created : 10/28/2003 11:07:53AM

Fleet

Small Business Services

Small Business Statement

8/30/2003 through 9/30/2003

NBWNHNBL
PRINCETON VIDEO IMAGE INC
GENERAL ACCOUNT
15 PRINCESS RD
LAWRENCEVILLE NJ 08648

WHAT'S NEW

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Experience the new Fleet Officelink today. To sign up for Fleet Officelink, simply log on to www.fleet.com/officelink with your business ATM Card number and PIN.

Service For Your Small Business Relationship...24 Hours a Day!

We help you manage your accounts 24 hours a day, 7 days a week via the phone, online, or at the ATM. Check up-to-the-minute balances, review recent account activity, transfer funds or get fast answers to your questions.

- **Small Business Telephone Banking:** Call 1-800-FLEET-BIZ (1-800-353-3824) and use your account number and Small Business Telephone Access Code to get information on a specific account. Or, use your Small Business Access Card number and PIN to access all of your linked accounts and transfer funds.
- **Fleet OfficeLink (sm) online banking:** Visit smallbiz.fleet.com and log on with your Small Business Access Card number and PIN.
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If you have detailed questions about your account, or want to learn more about Small Business products and services, call the Small Business Telephone Center at 1-800-FLEET-BIZ (1-800-353-3824) or visit us online at smallbiz.fleet.com.

Fleet

Small Business Services

Small Business Statement
8/30/2003 through 9/30/2003

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Your Financial Summary

Deposit Accounts		Average Daily Balance	Current Balance
Small Business Value Package Checking	9420038735	$9,642.01	$9,195.11
Average/Total Deposits		**$9,642.01**	**$9,195.11**
Total Deposits			**$9,195.11**

OCT-27-2003 11:57 P.26/26

Fleet

Small Business Services

Small Business Statement
8/30/2003 through 9/30/2003
Page 3 of 4
Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 6762

Opening Balance	(+)Deposits/Credits		(-)Withdrawals/Debits		Ending Balance
$11,103.26	$0.00	(0)	$1,908.15	(11)	$9,195.11

Checks

Check #	Posting Date	Amount	Check #	Posting Date	Amount	Check #	Posting Date	Amount
1284	09/02	85.00	1297	09/02	69.95	9174*	09/03	203.68
1295*	09/17	314.69	1306*	09/08	568.00		7 Checks For $1,471.22	
1296	09/05	69.95	1309*	09/05	69.95			

*Skip in sequential check numbers

Account Activity

Date	Description	+/-	Credit/Debit	Balance
8/30	**Opening Balance**			$11,103.26
9/02	Check Paid # 1284	-	$85.00	$11,018.26
9/02	Check Paid # 1297	-	$69.95	$10,948.31
9/03	Check Paid # 9174	-	$203.68	$10,654.63
9/04	Ceridia Fsa Debit 030203 100836 Princeton Video Image 020032467102297 Ppd	-	$202.33	$10,452.30
9/05	Adp Payroll Adp - Fees 030905 105Dy 4072013 Princeton Video Image 020032470556703 Ccd	-	$164.65	$10,287.65
9/05	Check Paid # 1296	-	$69.95	$10,217.70
9/05	Check Paid # 1309	-	$69.95	$10,147.75
9/08	Check Paid # 1306	-	$568.00	$9,579.75
9/17	Check Paid # 1295	-	$314.69	$9,265.06
9/26	Adp Payroll Adp - Fees 030926 105Dy 4677903 Princeton Video Image 020032680540775 Ccd	-	$50.00	$9,215.06
9/30	Account Activity Fees	-	$19.95	$9,195.11
9/30	**Ending Balance**			$9,195.11

Account Activity Fees Summary - Itemized

Posting Date	Description	Amount
9/30	Monthly Fee	$19.95
Total		$19.95

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